SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 9, 2005

                               PHARMOS CORPORATION
             (Exact name of Registrant as Specified in its Charter)

            Nevada                        0-11550                36-3207413
(States or Other Jurisdiction    (Commission file Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                99 Wood Avenue South, Suite 311, Iselin, NJ    08830
                  (Address of Principal Executive Offices)   (Zip Code)

        Registrants' telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On March 9, 2005, Pharmos Corporation issued a press release reporting financial results for the fourth quarter and twelve-month period ended December 31, 2004. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1    Press release of Pharmos Corporation, dated March 9, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of March, 2005.

                               PHARMOS CORPORATION


                               By:   /s/ James A. Meer
                                     -------------------------------------------
                               Name:  James A. Meer
                               Title: Vice President and Chief Financial Officer